                           BNY HAMILTON FUNDS, INC.
                 Prospectus Supplement dated December 2, 2003
                      to Prospectus dated April 30, 2003

Important news for shareholders of BNY Hamilton International Equity CRT Fund

   Effective February 10, 2004, BNY Hamilton International Equity CRT Fund will charge a redemption fee on shares redeemed within 60 calendar days of purchase. Accordingly, on that date, the following disclosure will be added to the Prospectus under the caption "Making Exchange/Redeeming Shares":

      The International Equity CRT Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the International Equity CRT Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the International Equity CRT Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading" below. Shares held by investors for more than 60 calendar days are not subject to the 2% fee. The International Equity CRT Fund reserves the right to waive or modify redemption fees in certain circumstances.

   In addition, under "International Equity CRT Fund--Fees and Expenses," the Fee Table will be modified to reflect the redemption fee. Accordingly, the section of the table entitled "Shareholder Fees" will be replaced with the following:

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fee on shares held 60 days or fewer
          (as a   % of amount redeemed)*........................... 2.00

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*  The redemption fee applies to shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another fund. Shares held for more than 60 calendar days are not subject to the redemption fee.

                 INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                     THE PROSPECTUS FOR FUTURE REFERENCE.

SUP-CRT 12/03

                            BNY HAMILTON FUNDS, INC.
  Statement of Additional Information ("SAI") Supplement dated December 2, 2003 to SAI dated April 30, 2003

Effective February 10, 2004, the following disclosure relating to the International Equity CRT Fund will be added under the caption "Redemption of Shares":

         The International Equity CRT Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the International Equity CRT Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the International Equity CRT Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. Shares held by investors for more than 60 calendar days are not subject to the 2% fee. The International Equity CRT Fund reserves the right to waive or modify redemption fees in certain circumstances.

              INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI

                              FOR FUTURE REFERENCE.


SUP-CRT 12/03